                                                                     EXHIBIT 3.1


                AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.


                                       I

          The name of this corporation is CALIFORNIA PIZZA KITCHEN, INC. and is sometimes referred to herein as the "Corporation."

                                      II

          The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of California other than the banking business, the trust company business or the practice of a profession permitted to be incorporated by the California Corporations Code.

                                      III

          A.   Designation of Capital Stock. The Corporation is authorized to
               ----------------------------
issue two classes of common stock designated respectively "Class A Common
Stock" and "Class B Common Stock" and one class of preferred stock designated as "Class A Preferred Stock." Class A Common Stock and Class B Common Stock are sometimes hereinafter collectively referred to as "Common Stock." Class A Preferred Stock is sometimes hereinafter referred to as "Preferred Stock."

          B.   Number of Authorized Shares. The total number of shares of Class
               ---------------------------
A Common Stock authorized to be issued is 40,000,000. The total number of shares of Class B Common Stock authorized to be issued is 40,000,000. The total number of shares Class A Preferred Stock authorized to be issued is 40,000,000.

          C.   Class A and Class B Common Stock. The par value of both of the
               --------------------------------
Class A Common Stock and Class B Common Stock is $.01 per share. Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               1. Dividends. Holders of Common Stock will be entitled to receive
                  ---------
such dividends as may be declared by the Board of Directors, provided that if
                                                             --------
dividends are declared which are payable in shares of Class A Common Stock or Class B Common Stock, dividends will be declared which are payable at the same rate on each class of Common Stock, and the dividends payable in shares of Class A Common Stock will be payable to holders of Class A Common Stock and the dividends payable in shares of Class B Common Stock will be payable to holders of Class B Common Stock.

               2. Conversion. Each record holder of Class A Common Stock will be
                  ----------
entitled to convert any or all of such holder's Class A Common Stock into the same number of shares of Class B Common Stock, and each record holder of Class B Common Stock will be entitled to convert any or all of the shares of such holder's Class B Common

Stock into the same number of shares of Class A Common Stock, provided that at the time of conversion of shares of Class B Common Stock into shares of Class A Common Stock such holder would be permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock such holder would hold after giving effect to such conversion. The delivery to the Corporation of a certificate from a holder of shares of Class B Common Stock who wishes to convert such shares into shares of Class A Common Stock, which certificate is to the effect that in the good faith judgment of such holder such holder is permitted, pursuant to applicable law, to hold the total number of shares of Class A Common Stock which such holder would hold after giving effect to such conversion, shall be conclusive and binding on the Corporation.

          Each conversion of shares of one class of Common Stock into shares of another class of Common Stock will be effected by the surrender of the certificate or certificates representing the shares to be converted at the principal office of the Corporation at any time during normal business hours, together with a written notice by the holder of such shares stating the number of shares that any such holder desires to convert into the other class of Common Stock. Such conversion will be deemed to have been effected as of the close of business on the date on which such certificate or certificates have been surrendered and such notice has been received by the Corporation, and at such time the rights of any such holder with respect to the converted class of Common Stock will cease and the person or persons in whose name or names the certificate or certificates for shares of the other class of Common Stock are to be issued upon such conversion will be deemed to have become the holder or holders of record of the shares of such other class of Common Stock represented thereby.

          Promptly after such surrender and the receipt by the Corporation of the written notice from the holder hereinbefore referred to, the Corporation will issue and deliver in accordance with the surrendering holder's instructions the certificate or certificates for the other class of Common Stock issuable upon such conversion and a certificate representing any shares of Common Stock which were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but which were not converted. The issuance of certificates for the other class of Common Stock upon conversion will be made without charge to the holder or holders of such shares for any issuance tax (except stock transfer taxes) in respect thereof or other cost incurred by the Corporation in connection with such conversion.

          3.  Transfers.  The Corporation will not close its books against the
              ---------
transfer of any share of Common Stock, or of any share of Common Stock issued or issuable upon conversion of shares of the other class of Common Stock, in any manner that would interfere with the timely conversion of such shares of Common Stock.

          4.  Subdivision and Combinations of Shares. If the Corporation in any
              --------------------------------------
manner subdivides or combines the outstanding shares of any class of Common Stock, the outstanding shares of the other class of Common Stock will be proportionately subdivided or combined.

          5.  Reservation of Shares for Conversion. So long as any shares of any
              ------------------------------------
class of Common Stock are outstanding, the Corporation will at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock and Class

B Common Stock (or any shares of Class A Common Stock or Class B Common Stock which are held as treasury shares), the number of shares sufficient for issuance upon conversion.

          6.    Distribution of Assets. In the event of the voluntary or
                ----------------------
involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock will be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of any Preferred Stock are entitled have been paid or set aside in cash for payment.

          7.    Voting Rights. The holders of Class A Common Stock shall have
                -------------
the general right to vote for all purposes, including the election of directors, as provided by law. Each holder of Class A Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise required by law, the holders of Class B Common Stock shall have no voting rights.

          8.    Merger, etc. In connection with any merger, consolidation, or
                -----------
recapitalization (other than the merger contemplated by the Agreement and Plan of Merger, dated as of July 1, 1997, as amended, among the Corporation and the other parties thereto) in which holders of Class A Common Stock generally receive, or are given the opportunity to receive, consideration for their shares
(a) all holders of Class B Common Stock shall be given the opportunity to receive the same form of consideration for their shares as is received by holders of Class A Common Stock and (b) holders of Class B Common Stock shall be entitled to receive the same amount of consideration per share as received by holders of Class A Common Stock.

      D.  Class A Preferred Stock.
          -----------------------

          1.    Issue in Series. Shares of Class A Preferred Stock may be issued
                ---------------
from time to time in one or more series, each such series to have the terms stated herein or in a resolution of the Board of Directors of the Corporation providing for its issue. All shares of any one series of Class A Preferred Stock will be identical, but shares of different series of Class A Preferred Stock need not be identical or rank equally except insofar as provided by law or herein.

          2.    Creation of Series. The Board of Directors will have authority
                ------------------
by resolution to cause to be created one or more series of Class A Preferred Stock and to determine and fix with respect to each such series prior to the issuance of any shares of the series to which such resolution relates:

          (i) The distinctive designation of the series and the number of shares which will constitute the series, which number may be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

          (ii) The dividend rate and the times of payment of dividends on the shares of the series, whether dividends will be cumulative, and if so, from what date or dates;

          (iii) The price or prices at which, and the terms and conditions on which, the shares of the series may be redeemed at the option of the Corporation;

          (iv) Whether or not the shares of the series will be entitled to the benefit of a retirement or sinking fund to be applied to the purchase or redemption of such shares and, if so entitled, the amount of such fund and the terms and provisions relative to the operation thereof;

          (v) Whether or not the shares of the series will be convertible into, or exchangeable for, any other shares of stock of the Corporation or other securities, and if so convertible or exchangeable, the conversion price or prices, or the rates of exchange, and any adjustments thereof, at which such conversion or exchange may be made, and any other terms and conditions of such conversion or exchange;

          (vi) The rights of the shares of the series in the event of voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (vii) Whether or not the shares of the series will have priority over or be on a parity with or be junior to the shares of any other series or class in any respect or will be entitled to the benefit of limitations restricting the issuance of shares of any other series or class having priority over or being on a parity with the shares of such series in any respect, or restricting the payment of dividends on or the making of other distributions in respect of shares of any other series or class ranking junior to the shares of the series as to dividends or assets, or restricting the purchase or redemption of the shares of any such junior series or class, and the terms of any such restriction;

          (viii) Whether the series will have voting rights, in addition to any voting rights provided by law, and, if so, the terms of such voting rights; and

          (ix) Any other preferences, qualifications, privileges, options and other relative or special rights and limitations of that series.

          3.     Dividends. Holders of Class A Preferred Stock shall be entitled
                 ---------
to receive, when and as declared by the Board of Directors, out of funds legally available for the payment thereof, dividends at the rates fixed for the respective series, and no more, before any dividends shall be declared and paid, or set apart for payment, on Common Stock with respect to the same dividend period.

          4.     Preference on Liquidation. In the event of the voluntary or
                 -------------------------
involuntary liquidation, dissolution or winding up of the Corporation, holders of each series of Class A Preferred Stock created will be entitled to receive the amount fixed for such series plus, in the case of any series on which dividends are cumulative, an amount equal to all dividends accumulated and unpaid thereon to the date of final distribution whether or not earned or declared before any distribution shall be paid, or set aside for payment, to holders of Common Stock. If the assets of the Corporation are not sufficient to pay such amounts in full, holders of all shares of such Class A Preferred Stock will participate in the distribution of assets ratably in proportion to the full amounts to which they are entitled or in such order or priority, if any, as will have been fixed for the series of Class A Preferred Stock. Neither the merger nor consolidation of the Corporation into or with any other corporation, nor a sale, transfer or lease of all or part of its assets, will be deemed a liquidation, dissolution or winding up of the Corporation within the meaning of this paragraph except to the extent specifically provided for herein.

          (5)  Redemption. The Corporation, at the option of the Board of
               ----------
Directors, may redeem all or part of the shares of any series of Class A Preferred Stock on the terms and conditions fixed for such series.


                                      IV

     The liability of the directors of this Corporation for monetary damages shall be eliminated to the fullest extent permissible under California law.

     This Corporation is authorized to provide indemnification of agents (as defined in Section 317 of the General Corporation Law of the State of California) for breach of duty to the Corporation and its shareholders through bylaw provisions or through agreements with the agents, or both, in excess of the indemnification otherwise permitted by Section 317 of the General Corporation Law of the State of California, subject to the limits on such excess indemnification set forth in Section 204 of the General Corporation Law of the State of California. Any repeal or modification of the provisions of this
Article IV shall not adversely affect any rights or protections to which the corporation's directors, officers or agents were entitled prior to such repeal or modification.

                      CERTIFICATE OF DETERMINATION FOR
            SERIES A 12 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK AND SERIES B 13 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK

                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.

To the Secretary of State
State of California

         Pursuant to the provisions of Section 401 of the General Corporation Law of the State of California, the undersigned officers of the corporation hereinafter named (the "Corporation") do hereby certify as follows:

         (1) The name of the Corporation is California Pizza Kitchen, Inc.

         (2) The following is a copy of the resolution adopted by the Board of Directors of the Corporation pursuant to the authority given to the Board of Directors by the Corporation's Articles of Incorporation:

         RESOLVED, that, pursuant to Article III, Section D of the Articles of Incorporation, as amended (which authorizes the creation and issuance of shares of Class A Preferred Stock on such terms as are determined by the Board of Directors), the Board of Directors hereby fixes the designations, rights, preferences, privileges, restrictions and limitations of the following two series of Class A Preferred Stock:

         A.  Series A Class A Preferred Stock.
             --------------------------------

             1.  Designation of Series. The first series of Class A Preferred
                 ---------------------
Stock shall be designated as Series A 12 1/2% Cumulative Compounding Preferred Stock ("Series A Preferred Stock"), and the number of shares which
                  ------------------------
shall constitute such series shall be 10,101,010. The par value of Series A Preferred Stock shall be $.01 per share.

             2.  Rank. With respect to dividend rights and rights on
                 ----
liquidation, winding up and dissolution of the Corporation, Series A Preferred Stock shall rank (a) senior to (i) the Class A Common Stock of the Corporation, par value $.01 per share ("Class A Common Stock"), the Class B Common Stock of
                           --------------------
the Corporation, par value $.01 per share ("Class B Common Stock"), the Series B
                                            --------------------
Preferred Stock (defined in paragraph B(l) below) of the Corporation,and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to Series A Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (each of the securities in clauses (i) and (ii) collectively referred to as "Series A Junior Securities"), (b) on a parity with
                             --------------------------
each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series A Preferred Stock or senior to Series A Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Parity
                                                             ---------------
Securities"), and (c) junior to each other class of capital stock or other class
----------
or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank senior to Series A Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series A Senior Securities").
                --------------------------

              3.   Dividends.
                   ---------

                   (a) Each Holder (as defined in paragraph C) of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series A Preferred Stock at a rate equal to $0.2387 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series A Preferred Stock, and shall be payable annually in arrears on each Dividend Payment Date (as defined in paragraph C), commencing on the second Dividend Payment Date after the date of issuance of such Series A Preferred Stock. Each dividend on Series A Preferred Stock shall be payable to the Holders of record of Series A Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than ten nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series A Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends in cash; provided, that such dividends shall continue to cumulate and shall be paid at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series A Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue additional dividends ("Additional Dividends") in respect thereof, compounded annually, at the rate of
  --------------------
14 1/2% per annum.

                   (b) All dividends paid with respect to shares of Series A Preferred Stock pursuant to paragraph A(3)(a) shall he paid pro rata to the Holders entitled thereto.

                   (c) Dividends on account of arrears for any past Dividend Period and dividends in connection with any optional redemption pursuant to paragraph A(5)(a) may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 30 days prior to the payment of such dividends.

                   (d) No full dividends shall be declared by the Board of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series A Parity Securities for any period, and no Series A Parity Securities may be repurchased, redeemed or otherwise retired, nor may funds be set apart for such payment, unless (i) full Accumulated Dividends have been paid or set apart for such payment on the Series A Preferred Stock and Series A Parity Securities for all Dividend

Periods terminating on or prior to the date of payment of such full dividends or distributions on, or such repurchase or redemption of, such Series A Parity Securities (the "Series A Parity Payment Date") and (ii) an amount equal to a
                 ----------------------------
prorated dividend on the Series A Preferred Stock and Series A Parity Securities at the customary dividend rates for such securities for the period from the Dividend Payment Date immediately prior to the Series A Parity Payment Date to the Series A Parity Payment Date have been paid or set apart for payment. In the event that such dividends are not paid in full or set apart for payment with respect to all outstanding shares of Series A Preferred Stock and of any Series A Parity Securities and funds available for payment of dividends shall be insufficient to permit payment in full to the holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed ratably among all such holders of Series A Preferred Stock and of any Series A Parity Securities in proportion to the full amount to which they would otherwise be respectively entitled.

                   (e) The Holders shall be entitled to receive the dividends provided for in paragraph A(3)(a) hereof in preference to and in priority over any dividends, upon any of the Series A Junior Securities. Such dividends on the Series A Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series A Preferred Stock then outstanding have not been paid for all Dividend Periods then elapsed and a prorated dividend on the Series A Preferred Stock at the rate aforesaid from the Dividend Payment Date immediately preceding the Series A Junior Payment Date (as defined below) to the Series A Junior Payment Date have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series A Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Series A Junior Securities (the date of any such actions to be referred to as the "Series A Junior Payment
                                                        -----------------------
Date"); provided, however, that the foregoing shall not prohibit the Corporation
----    --------  -------
from repurchasing shares of Series A Junior Securities from a Holder who is, or was, a director or employee of the Corporation (or a subsidiary of the Corporation).

                   (f) Dividends payable on Series A Preferred Stock for any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

                   (g) The Corporation shall not claim any deduction from gross income for dividends paid on Series A Preferred Stock in any Federal income tax return, claim for refund, or other statement, report or submission made to the Internal Revenue Service, and shall make any election or take any similar action to effectuate the foregoing except, in each case, if there shall be a change in law such that the Corporation may claim such dividends as deductions from gross income without affecting the ability of the Holders to claim the dividends received deduction under Section 243(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code") (or any successor provision). At
                                       ----
the reasonable request of any Holder (and at the expense of such Holder), the Corporation shall join in the submission to the Internal Revenue Service of a request for a ruling that the dividends paid on Series A Preferred Stock shall be eligible for the dividends received deduction under Section 243(a)(1) of the

Code (or any successor provision). In addition, the Corporation shall cooperate with any Holder (at the expense of such Holder) in any litigation, appeal or other proceeding relating to the eligibility for the dividends received deduction under Section 243(a)(1) of the Code (or any successor provision) of any dividends (within the meaning of Section 316(a) of the Code or any successor provision) paid on Series A Preferred Stock. To the extent possible, the principles of this paragraph A(3)(g) shall also apply with respect to state and local income taxes.

              4.   Liquidation Preference.
                   ----------------------

                   (a) Upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the Holders of all shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $1.9095 in cash per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution and no more, before any distribution is made on any Series A Junior Securities. If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series A Preferred Stock and all other Series A Parity Securities would not result in payment in full of Series A Preferred Stock and such other Series A Parity Securities, the Holders and holders of Series A Parity Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph A(4)(a), the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                   (b) For the purposes of this paragraph A(4), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such sale, conveyance, exchange or transfer is in connection with a dissolution or winding up of the business of the Corporation; provided,
                                                                     --------
however, that any consolidation or merger of the Corporation in which the
-------
Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph A(4) if, (i) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series A Preferred Stock with respect to liquidation or dividends or (ii) the holders of the Series A Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series A Preferred Stock.

                    5.   Redemption.
                         ----------

                         (a)  Optional Redemption.
                              -------------------

                              (i)   The Corporation may, at its option, redeem
at any time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph A(5)(c) hereof, any or all of the shares of Series A Preferred Stock, at a redemption price per share of $1.9095 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date (as defined in paragraph C).

                              (ii)  No partial redemption of Series A Preferred
Stock pursuant to paragraph A(5)(a) hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                              (iii) In the event of a redemption pursuant to
paragraph A(5)(a) hereof of only a portion of the then outstanding shares of Series A Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series A Preferred Stock.

                         (b)  Mandatory Redemption.  All outstanding shares of
                              --------------------
the Series A Preferred Stock shall be redeemed from funds legally available therefor on January 15, 2008 (the "Mandatory Redemption Date"), at a price per
                                   -------------------------
share equal to $1.9095 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Mandatory Redemption Date.

                         (c)  Procedures for Redemption.
                              -------------------------

                              (i)   At least 30 days and not more than 60 days
prior to the date fixed for any redemption of Series A Preferred Stock, written notice (the "Redemption Notice") shall be given by first class mail, postage
             -----------------
prepaid, to each Holder of record of Series A Preferred Stock on the record date fixed for such redemption of Series A Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series A Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series A Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state:

                                    (A)  the redemption price;

                                    (B)  whether all or less than all of the
outstanding shares of Series A Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series A Preferred Stock being redeemed;

                                    (C)  the number of shares of Series A
Preferred Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                                    (D)  the Redemption Date;

                                    (E)  that the Holder is to surrender to the
Corporation, at the place or places where certificates for shares of Series A Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series A Preferred Stock to be redeemed; and

                                    (F)  that dividends on the shares of Series
A Preferred Stock to be redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

          Upon the mailing of any such Redemption Notice, the Corporation shall become obligated to redeem, on the Redemption Date specified therein, all shares of Series A Preferred Stock called for redemption.

                              (ii)  Each Holder shall surrender the certificate
or certificates representing such shares of Series A Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                              (iii) If a Redemption Notice has been mailed in
accordance with paragraph A(5)(c) above, unless the Corporation defaults in the payment in full of the redemption price, dividends on Series A Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the Holders of such redemption shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the redemption price without interest.

                    6.   Voting Rights.
                         -------------

                         (a)  The Holders shall not be entitled or permitted
to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by California law or these Articles of Incorporation and except that without the written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series A Preferred Stock at a meeting of the holders of Series A Preferred Stock called for such purpose, the Corporation shall not

(a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series A Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or increase the authorized amount of any such other class or series, or (b) amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the relative rights and preferences of the Series A Preferred Stock; provided, however that any such
                                             --------  -------
amendment that changes the dividend payable on, or liquidation preference of, the Series A Preferred Stock shall require the affirmative vote of the holder of each share of Series A Preferred Stock at a meeting of such holders called for such purpose or the written consent of the holder of each share of Series A Preferred Stock.

                         (b)  In any case in which the Holders shall be entitled
to vote, each Holder shall be entitled to one vote for each share of Series A Preferred Stock held unless otherwise required by applicable law.

                    7.   Conversion or Exchange.  The Holders shall not have any
                         ----------------------
rights hereunder to convert such shares into or exchange such shares for shares of any other class or classes or of any other series of any class or classes of Capital Stock of the Corporation.

                    8.   Reissuance of Series A Preferred Stock.  Shares of
                         --------------------------------------
Series A Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series A Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its subsidiaries) provided that such reissued shares of Series A Preferred Stock are reissued to a person who is an employee or director of the Corporation (or its subsidiaries) at the time of such reissue.

                    9.   Business Day.  If any payment shall be required by the
                         ------------
terms hereof to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

                    10.  Certain Additional Provisions.
                         -----------------------------

                         (a)  Reports.  So long as any shares of Series A
                              -------
Preferred Stock remain outstanding, the Corporation shall send to the Holders of such Series A Preferred Stock at their addresses as set forth on the stock register of the Corporation all quarterly and annual reports sent to holders of Common Stock of the Corporation.

                         (b)  Method of Payment.  Series A Preferred Stock shall
                              -----------------
be payable as to liquidation preference, dividends, redemption payments, cash in lieu of fractional shares or other payments at the office of the Corporation maintained for such purpose or, at the option of the Corporation, payment of dividends may be made by check mailed to the Holders at their addresses set forth in the stock register of the Corporation.

                         (c)  Prohibitions and Restrictions Imposed by Senior
                              -----------------------------------------------
Securities and Indebtedness. To the extent that any action required to be taken
---------------------------
by the Corporation under this Resolution shall be prohibited or restricted by the terms of the Senior Securities or any contract or instrument to which the Corporation is a party in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

               B.   Series B Class A Preferred Stock.
                    --------------------------------

                    1.   Designation of Series.  The second series of Class A
                         ---------------------
Preferred Stock shall be designated as Series B 13 1/2% Cumulative Compounding Preferred Stock ("Series B Preferred Stock"), and the number of shares which
                  ------------------------
shall constitute such series shall be 10,101,010. The par value of Series B Preferred Stock shall be $.01 per share.

                    2.   Rank.  With respect to dividend rights and rights on
                         ----
liquidation, winding up and dissolution of the Corporation, Series B Preferred Stock shall rank (a) senior to (i) the Class A Common Stock and Class B Common Stock of the Corporation, and (ii) each other class of capital stock or class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank junior to Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (each of the securities in clauses (i) and (ii) collectively referred to as "Series B Junior
                                                                ---------------
Securities"), (b) on a parity with each other class of capital stock or class
----------
or series of preferred stock issued by the Corporation after the date hereof the terms of which do not specifically provide that they rank junior to Series B Preferred Stock or senior to Series B Preferred Stock as to dividend distributions or distributions upon liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Parity Securities"), and
                                              --------------------------
(c) junior to Series A Preferred Stock and each other class of capital stock or other class or series of preferred stock issued by the Corporation after the date hereof the terms of which specifically provide that such class or series shall rank senior to Series B Preferred Stock as to dividend distributions or distributions upon the liquidation, winding up and dissolution of the Corporation (collectively referred to as "Series B Senior Securities").
                                          --------------------------

                    3.   Dividends.
                         ---------

                         (a)  Each Holder of Series B Preferred Stock shall be
entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cash dividends on each share of Series B Preferred Stock at a rate equal to $0.1983 per share per annum. All dividends shall be cumulative, whether or not earned or declared, and shall accrue on a daily basis from the date of issuance of Series B Preferred Stock, and shall be payable annually in arrears on each Dividend Payment Date (as defined in paragraph C), commencing on the second Dividend Payment Date after the date of issuance of such Series B Preferred Stock. Each dividend on Series B Preferred Stock shall be payable to the Holders of record of Series B Preferred Stock as they appear on the stock register of the Corporation on such record date as may be fixed by the Board of Directors, which record date shall not be less than ten nor more than 60 days prior to the applicable Dividend Payment Date. Dividends shall cease to accrue in respect of shares of Series B Preferred Stock on the date of their repurchase by the Corporation unless the Corporation shall have failed to pay the relevant repurchase price on the date fixed for repurchase. Notwithstanding anything to the contrary set forth above, unless and until such dividends are declared by the Board of Directors, there shall be no obligation to pay such dividends in cash; provided, that such dividends shall continue to cumulate and shall be paid at the time of repurchase as provided herein if not earlier declared and paid. Accrued dividends on the Series B Preferred Stock if not paid on the first or any subsequent Dividend Payment Date following accrual shall thereafter accrue Additional Dividends (as defined in paragraph C) in respect thereof, compounded annually, at the rate of 15 1/2% per annum.

                         (b)  All dividends paid with respect to shares of
Series B Preferred Stock pursuant to paragraph B(3)(a) shall be paid pro rata to the Holders entitled thereto.

                         (c)  Dividends on account of arrears for any past
Dividend Period and dividends in connection with any optional redemption pursuant to paragraph B(5)(a) may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders of record on any date as may be fixed by the Board of Directors, which date is not more than 30 days prior to the payment of such dividends.

                         (d)  No full dividends shall be declared by the Board
of Directors or paid or funds set apart for the payment of dividends or other distributions on any Series B Parity Securities for any period, and no Series B Parity Securities may be repurchased, redeemed or otherwise retired, nor may funds be set apart for such payment, unless (i) full Accumulated Dividends have been paid or set apart for such payment on Series B Preferred Stock and Series B Parity Securities for all Dividend Periods terminating on or prior to the date of payment of such full dividends or distributions on, or such repurchase or redemption of, such Series B Parity Securities (the "Series B Parity Payment
                                                     -----------------------
Date") and (ii) an amount equal to a prorated dividend on the Series B Preferred
----
Stock and Series B Parity Securities at the customary dividend rates for such securities for the period from the Dividend Payment Date immediately prior to the Series B Parity Payment Date to the Series B Parity Payment Date have been paid or set apart for payment. In the event that such dividends are not paid in full or set apart for payment with respect to all outstanding shares of Series B Preferred Stock and of any Series B Parity Securities and funds available for payment of dividends shall be insufficient to permit payment in full to the holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of dividends shall be distributed ratably among all such holders of Series B Preferred Stock and of any Series B Parity Securities in proportion to the full amount to which they would otherwise be respectively entitled.

                         (e)  The Holders shall be entitled to receive the
dividends provided for in paragraph B(3)(a) hereof in preference to and in priority over any dividends upon any of the Series B Junior Securities. Such dividends on the Series B Preferred Stock shall be cumulative, whether or not earned or declared, so that if at any time full Accumulated Dividends on all shares of Series B Preferred Stock then outstanding have not been paid for all Dividend Periods then elapsed and a prorated dividend at the rate aforesaid from the Dividend Payment Date immediately preceding the Series B Junior Payment Date (as defined below) to the Series B Junior Payment Date have not been paid or set aside for payment, the amount of such unpaid dividends shall be paid before any sum shall be set aside for or applied by the Corporation to the purchase, redemption or other acquisition for value of any shares of Series B Junior Securities (either pursuant to any applicable sinking fund requirement or otherwise) or any dividend or other distribution shall be paid or declared and set apart for payment on any Series B Junior Securities (the date of any such actions to be referred to as the "Series B
                                                                   --------
Junior Payment Date"); provided, however, that the foregoing shall not prohibit
-------------------    --------  -------
the Corporation from repurchasing shares of Series B Junior Securities from a Holder who is, or was, a director or employee of the Corporation (or a subsidiary of the Corporation).

                         (f)  Dividends payable on Series B Preferred Stock for
any period less than one year shall be computed on the basis of a 360-day year consisting of twelve 30-day months and the actual number of days elapsed in the period for which such dividends are payable.

                         (g)  The Corporation shall not claim any deduction from
gross income for dividends paid on Series B Preferred Stock in any Federal income tax return, claim for refund, or other statement, report or submission made to the Internal Revenue Service, and shall make any election or take any similar action to effectuate the foregoing except, in each case, if there shall be a change in law such that the Corporation may claim such dividends as deductions from gross income without affecting the ability of the Holders to claim the dividends received deduction under Section 243(a)(1) of the Code (as defined in paragraph C) (or any successor provision). At the reasonable request of any Holder (and at the expense of such Holder), the Corporation shall join in the submission to the Internal Revenue Service of a request for a ruling that the dividends paid on Series B Preferred Stock shall be eligible for the dividends received deduction under Section 243(a)(1) of the Code (or any successor provision). In addition, the Corporation shall cooperate with any Holder (at the expense of such Holder) in any litigation, appeal or other proceeding relating to the eligibility for the dividends received deduction under Section 243(a)(1) of the Code (or any successor provision) of any dividends (within the meaning of Section 316(a) of the Code or any successor provision) paid on Series B Preferred Stock. To the extent possible, the principles of this paragraph B(3)(g) shall also apply with respect to state and local income taxes.

                    4.   Liquidation Preference.
                         ----------------------

                         (a)  Upon any voluntary or involuntary liquidation,
dissolution or winding up of the Corporation, the Holders of all shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount in cash equal to $1.4688 in cash per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the date of final distribution and no more, before any distribution is made on any Series B Junior Securities.
If upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the application of all amounts available for payments with respect to Series B Preferred Stock and all other Series B Parity Securities would not result in payment in full of Series B Preferred Stock and such other Series B Parity Securities, the Holders and holders of Series B Parity

Securities shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled. After payment in full pursuant to this paragraph B(4)(a), the Holders shall not be entitled to any further participation in any distribution in the event of liquidation, dissolution or winding up of the affairs of the Corporation.

                    (b) For the purposes of this paragraph B(4), neither the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation nor the consolidation, merger or other business combination of the Corporation with one or more corporations shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding up of the Corporation, unless such sale, conveyance, exchange or transfer is in connection with a dissolution or winding up of the business of the Corporation; provided,
                                                                     --------
however, that any consolidation or merger of the Corporation in which the
-------
Corporation is not the surviving entity shall be deemed to be a liquidation, dissolution or winding up of the affairs of the Corporation within the meaning of this paragraph B(4) if, (i) in connection therewith, the holders of Common Stock of the Corporation receive as consideration, whether in whole or in part, for such Common Stock (1) cash, (2) notes, debentures or other evidences of indebtedness or obligations to pay cash or (3) preferred stock of the surviving entity (whether or not the surviving entity is the Corporation) which ranks on a parity with or senior to the preferred stock received by holders of the Series B Preferred Stock with respect to liquidation or dividends or (ii) the holders of the Series B Preferred Stock do not receive preferred stock of the surviving entity with rights, powers and preferences equal to (or more favorable to the holders than) the rights, powers and preferences of the Series B Preferred Stock.

               5.   Redemption.
                    ----------

                    (a)  Optional Redemption.
                         -------------------

                         (i)     The Corporation may, at its option, redeem at
any time or from time to time, from any source of funds legally available therefor, in whole or in part, in the manner provided in paragraph B(5)(c) hereof, any or all of the shares of Series B Preferred Stock, at a redemption price per share of $1.4688 per share, plus an amount equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Redemption Date.

                         (ii)    No partial redemption of Series B Preferred
Stock pursuant to paragraph B(5)(a) hereof may be authorized or made unless prior thereto, full accrued and unpaid dividends thereon for all Dividend Periods terminating on or prior to the Redemption Date and an amount equal to a prorated dividend thereon for the period from the Dividend Payment Date immediately prior to the Redemption Date to the Redemption Date have been or immediately prior to the Redemption Notice are declared and paid in cash or are declared and there has been a sum set apart sufficient for such cash payment on the Redemption Date.

                         (iii)   In the event of a redemption pursuant to
paragraph B(5)(a) hereof of only a portion of the then outstanding shares of Series B Preferred Stock, the Corporation shall effect such redemption pro rata according to the number of shares held by each Holder of Series B Preferred Stock.

                    (b)  Mandatory Redemption. All outstanding shares of the
                         --------------------
Series B Preferred Stock shall be redeemed from funds legally available therefor on January 15, 2008 (the "Mandatory Redemption Date"), at a price per share
                          -------------------------
equal to $1.4688 plus an amount per share equal to full cumulative dividends (whether or not earned or declared) accrued and unpaid thereon, including Additional Dividends, to the Mandatory Redemption Date.

                    (c)  Procedures for Redemption.
                         -------------------------

                         (i) At least 30 days and not more than 60 days prior to
the date fixed for any redemption of Series B Preferred Stock, a Redemption Notice (as defined in paragraph C) shall be given by first class mail, postage prepaid, to each Holder of record of Series B Preferred Stock on the record date fixed for such redemption of Series B Preferred Stock at such Holder's address as set forth on the stock register of the Corporation on such record date; provided that no failure to give such notice nor any deficiency therein shall affect the validity of the procedure for the redemption of any shares of Series B Preferred Stock to be redeemed except as to the Holder or Holders to whom the Corporation has failed to give said notice or except as to the Holder or Holders whose notice was defective. In addition to any information required by law or by the applicable rules of any exchange upon which shares of Series B Preferred Stock may be listed or admitted to trading, the Redemption Notice shall state.

                             (A)  the redemption price;

                             (B)  whether all or less than all of the
outstanding shares of Series B Preferred Stock redeemable thereunder are to be redeemed and the aggregate number of shares of Series B Preferred Stock being redeemed;

                             (C)  the number of shares of Series B Preferred
Stock held, as of the appropriate record date, by the Holder that the Corporation intends to redeem;

                             (D)  the Redemption Date;

                             (E)  that the Holder is to surrender to the
Corporation, at the place or places where certificates for shares of Series B Preferred Stock are to be surrendered for redemption, in the manner and at the price designated, his, her or its certificate or certificates representing the shares of Series B Preferred Stock to be redeemed; and

                             (F)  that dividends on the shares of Series B
Preferred Stock to he redeemed shall cease to accumulate on such Redemption Date unless the Corporation defaults in the payment of the redemption price.

         Upon the mailing of any such Redemption Notice, the Corporation shall become obligated to redeem, on the Redemption Date specified therein, all shares of Series B Preferred Stock called for redemption.

                    (ii) Each Holder shall surrender the certificate or certificates representing such shares of Series B Preferred Stock being so redeemed to the Corporation, duly endorsed, in the manner and at the place designated in the Redemption Notice, and on the Redemption Date the full redemption price for such shares shall be payable in cash to the Person whose name appears on such certificate or certificates as the owner thereof, and each surrendered certificate shall be canceled and retired. In the event that less than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares.

                    (iii) If a Redemption Notice has been mailed in accordance with paragraph B(5)(c) above, unless the Corporation defaults in the payment in full of the redemption price, dividends on Series B Preferred Stock called for redemption shall cease to accumulate on the Redemption Date, and the Holders of such redemption shares shall cease to have any further rights with respect thereto on the Redemption Date, other than the right to receive the redemption price without interest.

              6.  Voting Rights.
                  -------------

                  (a) The Holders shall not be entitled or permitted to vote on any matter required or permitted to be voted upon by the shareholders of the Corporation, except as otherwise required by California law or these Articles of Incorporation and except that without the written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock or the vote of the holders of a majority of the outstanding shares of Series B Preferred Stock at a meeting of the holders of Series B Preferred Stock called for such purpose, the Corporation shall not (a) create, authorize or issue any other class or series of stock entitled to a preference prior to Series B Preferred Stock upon any dividend or distribution or any liquidation, distribution of assets, dissolution or winding up of the Corporation, or increase the authorized amount of any such other class or series, or (b) amend, alter or repeal any provision of the Corporation's Articles of Incorporation so as to adversely affect the relative rights and preferences of the Series B Preferred Stock; provided,
                                                                 --------
however, that any such amendment that changes the dividend payable on, or
-------
liquidation preference of, the Series B Preferred Stock shall require the affirmative vote of the holder of each share of Series B Preferred Stock at a meeting of such holders called for such purpose or the written consent of the holder of each share of Series B Preferred Stock.

                  (b) In any case in which the Holders shall be entitled to vote, each Holder shall be entitled to one vote for each share of Series B Preferred Stock held unless otherwise required by applicable law.

              7.  Conversion or Exchange. The Holders shall not have any rights
                  ----------------------
hereunder to convert such shares into or exchange such shares for shares of any other class or Classes or of other series of any class or classes of Capital Stock of the Corporation.

              8.  Reissuance of Series B Preferred Stock. Shares of Series B
                  --------------------------------------
Preferred Stock which have been issued and reacquired in any manner, including shares purchased, redeemed or exchanged, shall have the status of authorized and unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock to be created by resolution or resolutions of the Board of Directors or as part of any other series of Preferred Stock, all subject to the conditions or restrictions on issuance set forth in any resolution or resolutions adopted by the Board of Directors providing for the issuance of any series of Preferred Stock; except that the Corporation may reissue shares of Series B Preferred Stock which are reacquired by the Corporation from a Holder who is, or was, an employee or director of the Corporation (or its subsidiaries) provided that such reissued shares of Series B Preferred Stock are reissued to a person who is an employee or director of the Corporation (or its subsidiaries) at the time of such reissue.

          9. Business Day. If any payment shall be required by the terms hereof
             ------------
to be made on a day that is not a Business Day, such payment shall be made on the immediately succeeding Business Day.

         10.  Certain Additional Provisions.
              -----------------------------

              (a) Reports. So long as any shares of Series B Preferred Stock
                  -------
remain outstanding, the Corporation shall send to the Holders of such Series B Preferred Stock at their addresses as set forth on the stock register of the Corporation all quarterly and annual reports sent to holders of Common Stock of the Corporation.

              (b) Method of Payment. Series B Preferred Stock shall be payable
                  -----------------
as to liquidation preference, dividends, redemption payments, cash in lieu of fractional shares or other payments at the office of the Corporation maintained for such purpose or, at the option of the Corporation, payment of dividends may be made by check mailed to the Holders at their addresses set forth in the stock register of the Corporation.

              (c) Prohibitions and Restrictions Imposed by Senior Securities and
                  --------------------------------------------------------------
Indebtedness. To the extent that any action required to be taken by the
------------
Corporation under this Resolution shall be prohibited or restricted by the terms of the Senior Securities or any contract or instrument to which the Corporation is a party in respect of the incurrence of indebtedness, such Corporation's actions shall be delayed until such time as such prohibition or restriction is no longer in force.

         C.  Definitions. As used in this Resolution, the following terms shall
             -----------
have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

             "Accumulated Dividends" means (i) with respect to any share of
              ---------------------
Preferred Stock, the dividends that have accrued on such share as of such specific date for Dividend Periods ending on or prior to such date and that have not previously been paid in cash, and (ii) with respect to any Series A Parity Security or Series B Parity Security, the dividends that have accrued and are due on such security as of such specific date.

             "Additional Dividends" has the meaning given to such term in
              --------------------
paragraph A(3)(a).

             " Annual Dividend Period" means the annual period commencing on
               ----------------------
each January 16 and ending on each Dividend Payment Date, respectively.

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which commercial banking institutions in New York City are authorized by law or executive order to close.

          "Capital Stock" means any and all shares, interests, participations,
           -------------
rights, or other equivalents (however designated) of corporate stock including, without limitation, partnership interests.

          "Dividend Payment Date" means January 15 of each year.
           ---------------------

          "Dividend Period" means the Initial Dividend Period and, thereafter,
           ---------------
each Annual Dividend Period.

          "Holder" means a holder of shares of Series A Preferred Stock and/or
           ------
Series B Preferred Stock, as applicable.

          "Initial Dividend Period" means the dividend period commencing on the
           -----------------------
Issue Date and ending on the second Dividend Payment Date to occur thereafter.

          "Issue Date" means December 26, 1997.
           ----------

          "Person" means any individual, corporation, partnership, joint
           ------
venture, incorporated or unincorporated association, joint-stock company, trust, unincorporated organization or government or other agency or political subdivision thereof or any other entity of any kind.

          "Preferred Stock" means Series A Preferred Stock and/or Series B
           ---------------
Preferred Stock, as applicable.

          "Redemption Date", with respect to any shares of Preferred Stock,
           ---------------
means the date on which such shares of Preferred Stock are redeemed by the Corporation pursuant to paragraph A(5) or B(5).

         "Redemption Notice" has the meaning given to such term in paragraph
          -----------------
A(5)(c).

         "Securities Act" means the Securities Act of 1933, as amended.
          --------------

         "Series A Junior Payment Date" has the meaning given to such term in
          ----------------------------
A(3)(e).

         "Series A Junior Securities" has the meaning given to such term in
          --------------------------
paragraph A(2).

         "Series A Parity Payment Date" has the meaning given to such term in
          ----------------------------
A(3)(d).

          "Series A Parity Securities" has the meaning given to such term in
           --------------------------
paragraph A(2).

              "Series A Preferred Stock" has the meaning given to such term in
               ------------------------
paragraph A(i).

              "Series A Senior Securities" has the meaning given to such term in
               --------------------------
paragraph A(2).

              "Series B Junior Payment Date" has the meaning given to such term
               ----------------------------
in B(3)(e).

              "Series B Junior Securities" has the meaning given to such term
               --------------------------
in paragraph B(2).

              "Series B Parity Payment Date" has the meaning given to such term
               ----------------------------
in B(3)(d).

              "Series B Parity Securities" has the meaning given to such term in
               --------------------------
paragraph B(2).

              "Series B Preferred Stock" has the meaning given to such term in
               ------------------------
paragraph B(1).

              "Series B Senior Securities" has the meaning given to such term in
               --------------------------
paragraph B(2).

                                      * * *

          (3) The number of authorized shares of Series A Preferred Stock is 10,101,010, none of which have been issued.

          (4) The number of authorized shares of Series B Preferred Stock is 10,101,010, none of which have been issued.

          Each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that he signed this Certificate of Determination in the official capacity set forth beneath his signature, and that the statements set forth in said document are true of his own knowledge.

          IN WITNESS WHEREOF, the undersigned officers of the corporation have caused this Certificate of Determination to be signed this 23/rd/ day of December, 1997.



                                           By: Fortunato N. Valenti
                                              ----------------------------------
                                                Fortunato N. Valenti
                                                Acting Chief Executive Officer


                                           By: Richard C. Stockinger
                                              ----------------------------------
                                                Richard C. Stockinger
                                                Assistant Secretary

                         CERTIFICATE OF AMENDMENT

                                      OF

                           ARTICLES OF INCORPORATION

                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.

                        _____________________________

     We, Frederick R. Hipp, the President, and H.G. Carrington, Jr., the Secretary of California Pizza Kitchen, Inc., a corporation duly organized and existing under the laws of the State of California, do hereby certify:

     1. That they are the President and the Secretary, respectively of California Pizza Kitchen, Inc., a California corporation.

     2. That an amendment to the articles of incorporation has been approved by the board of directors.

     3.  The amendment so approved by the board of directors is as follows:

         Paragraph B of Article III of the articles of incorporation of this corporation is amended to read in its entirety as follows:

         B.  Number of Authorized Shares. The total number of shares of Class A
             ---------------------------
Common Stock authorized to be issued is 80,000,000. The total number of shares of Class B Common Stock authorized to be issued is 80,000,000. The total number of shares of Class A Preferred Stock authorized to be issued is 40,000,000. Upon the filing and the effectiveness of this amendment of this article, each outstanding share of Class A Common Stock is split up and converted into two such shares. Upon the filing and the effectiveness of this amendment of this article, each outstanding share of Class B Common Stock is split up and converted into two such shares.

     4. That the shareholders have adopted said amendment by written consent. That the wording of said amendment as approved by written consent of the shareholders is the same as that set forth above. That said written consent was signed by holders of outstanding shares having not less than the minimum number of required votes of shareholders necessary to approve said amendment in accordance with Section 902 of the California Corporations Code.

     5. That the designation and total number of outstanding shares entitled to vote on or give written consent to said amendment and the minimum percentage vote required of each class or series entitled to vote on or give written consent to said amendment for approval thereof are as follows:

                            Number of shares
                            outstanding entitled
                            to vote or give             Minimum percentage vote
     Designation            written consent             required to approve
     -----------            --------------------        -----------------------
     Class A Common         9,887,459                   more than 50%
     Class B Common           269.600                   more than 50%

     6. That the number of shares of each class which gave written consent in favor of said amendment equaled or exceeded the minimum percentage vote required of each class entitled to vote, as set forth above.

     7. That this certificate shall become effective on the date of filing with the Secretary of State of California.

     Each of the undersigned declares under penalty of perjury that the statements contained in the foregoing certificate are true of their own knowledge. Executed at Los Angeles, California on September 30, 1998.


                                 By: /s/ Frederick R. Hipp
                                     ____________________________
                                     Name: Frederick R. Hipp
                                     Title: President


                                 By: /s/ H.G. Carrington, Jr.
                                     _____________________________
                                     Name: H.G. Carrington, Jr.
                                     Title: Secretary

                       CERTIFICATE OF INCREASE IN NUMBER
                        OF SERIES A PREFERRED SHARES
                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.,
                           a California corporation

The undersigned President and Chief Financial Officer do hereby certify that:

     1. They are the duly elected and acting President and Chief Financial Officer, respectively, of the Corporation.

     2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the corporation has duly adopted the following recitals and resolutions:

     WHEREAS, the Articles of Incorporation of this Corporation provide for a class of shares known as Class A Preferred Stock, issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and increase or decrease (but not below the number of shares of that series then outstanding) the number of shares of any series after the issue of shares of that series; and

     WHEREAS, the rights, preferences, privileges, and restrictions relating to a series of Preferred Stock designated "Series A Preferred Stock" were fixed by a resolution adopted by the Board of Directors on December 22, 1997, and a Certificate of Determination of Preferences of Preferred shares of that series was executed by the officers of this corporation on December 23, 1997, and filed with the Secretary of State of the State of California on December 24, 1997; and

     WHEREAS, the number of shares of that series is 10,101,010 and this Board of Directors now desires to increase that number to 10,151,769, and there are no limits or restrictions stated in the resolution of the Board of Directors originally fixing the number of shares constituting shares of that series:

     WHEREAS, the increase in the number of shares of Series A Preferred Stock has been approved by the holders of a majority of shares of Series B Preferred Stock;

     NOW, THEREFORE, BE IT RESOLVED, that the number of shares of Series A Preferred Stock constituting shares of that series be and it hereby is increased to 10,151,769; and

     RESOLVED, FURTHER, that the Chairman of the Board, the President, or any Vice President, and the Secretary, the Chief Financial Officer, the Treasurer or any Assistant Secretary or Assistant Treasurer of this corporation are each authorized to execute, verify, and file a Certificate of Increase in the number of shares of that series in accordance with California Law.

     3. The authorized number of shares of Preferred Stock of the corporation is 40,000,000, and the number of shares constituting Series A Preferred Stock which are outstanding as of the date hereof, is 10,101,010 and the increase in the number of shares constituting shares of that series is 50,759.

     4. The increase in the number of shares of Series A Preferred Stock has been approved by the vote of a majority of the outstanding shares of Series B Preferred Stock.

          IN WITNESS WHEREOF, the undersigned have executed this certificate on August 21, 1998.


                                       /s/ Frederick R. Hipp
                                       --------------------------
                                       Frederick R. Hipp
                                       President



                                       /s/ H.G. Carrington, Jr.
                                       --------------------------
                                       H.G. Carrington, Jr.
                                       Chief Financial Officer


          On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that the statements set forth in this certificate are true of his own knowledge.

Dated: August 21, 1998


                                       /s/ Frederick R. Hipp
                                       --------------------------
                                       Frederick R. Hipp
                                       President


                                       /s/ H.G. Carrington, Jr.
                                       --------------------------
                                       H.G. Carrington, Jr.
                                       Chief Financial Officer

                       CERTIFICATE OF INCREASE IN NUMBER
                         OF SERIES B PREFERRED SHARES
                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.,
                           a California corporation

The undersigned President and Chief Financial Officer do hereby certify that:

     1. They are the duly elected and acting President and Chief Financial Officer, respectively, of the Corporation.

     2. Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the corporation has duly adopted the following recitals and resolutions:

     WHEREAS, the Articles of Incorporation of this Corporation provide for a class of shares known as Class A Preferred Stock, issuable from time to time in one or more series; and

     WHEREAS, the Board of Directors of this Corporation is authorized to determine or alter the rights, preferences, privileges, and restrictions granted to or imposed upon any wholly unissued series of Preferred Stock and increase or decrease (but not below the number of shares of that series then outstanding) the number of shares of any series after the issue of shares of that series; and

     WHEREAS, the rights, preferences, privileges, and restrictions relating to a series of Preferred Stock designated "Series B Preferred Stock" were fixed by a resolution adopted by the Board of Directors on December 22, 1997, and a Certificate of Determination of Preferences of Preferred shares of that series was executed by the officers of this corporation on December 23, 1997, and filed with the Secretary of State of the State of California on December 24, 1997;
and

     WHEREAS, the number of shares of that series is 10,101,010 and this Board of Directors now desires to increase that number to 10,151,769, and there are no limits or restrictions stated in the resolution of the Board of Directors originally fixing the number of shares constituting shares of that series;

     NOW, THEREFORE, BE IT RESOLVED, that the number of shares of Series B Preferred Stock constituting shares of that series be and it hereby is increased to 10,151,769, and

     RESOLVED, FURTHER, that the Chairman of the Board, the President, or any Vice President, and the Secretary, the Chief Financial Officer, the Treasurer or any Assistant Secretary or Assistant Treasurer of this corporation are each authorized to execute, verify, and file a Certificate of Increase in the number of shares of that series in accordance with California Law.

     3. The authorized number of shares of Preferred Stock of the corporation is 40,000,000, and the number of shares constituting Series B Preferred Stock which are outstanding as of the date hereof, is 10,101,010 and the increase in the number of shares constituting shares of that series is 50,759.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on August 21, 1998.


                                                 /s/ Frederick R. Hipp
                                                 ----------------------------
                                                 Frederick R. Hipp
                                                 President


                                                 /s/ H.G. Carrington, Jr.
                                                 ----------------------------
                                                 H.G. Carrington, Jr.
                                                 Chief Financial Officer


     On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that the statements set forth in this certificate are true of his own knowledge.

Dated: August 21, 1998


                                                 /s/ Frederick R. Hipp
                                                 ------------------------------
                                                 Frederick R. Hipp
                                                 President


                                                 /s/ H.G. Carrington, Jr.
                                                 ------------------------------
                                                 H.G. Carrington, Jr.
                                                 Chief Financial Officer

                           CERTIFICATE OF AMENDMENT

                                      OF

                AMENDED AND RESTATED ARTICLES OF INCORPORATION


                       CERTIFICATE OF DETERMINATION FOR
          SERIES A 12 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK AND
           SERIES B 13 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK

                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.

                           a California corporation


     Frederick R. Hipp and H.G. Carrington, Jr. certify that:

     1. They are the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Secretary, respectively, of California Pizza Kitchen, Inc., a California corporation (the "Corporation").

     2. Paragraphs A, B and C of Article III of the Amended and Restated Articles of Incorporation of the Corporation are amended to read in their entirety as follows:

          A. Designation of Capital Stock. The Corporation is authorized to
             ----------------------------
     issue one class of common stock designated as "Common Stock" and one class of preferred stock designated as "Class A Preferred Stock." Class A Preferred Stock is sometimes referred to as "Preferred Stock."

          B. Number of Authorized Shares. The total number of shares of Common
             ---------------------------
     Stock authorized to be issued is 80,000,OOO. The total number of shares of Class A Preferred Stock authorized to be issued is 40,000,000.

          C. Common Stock. The par value of the Common Stock is $.01 per share.
             ------------
     Upon the filing and effectiveness of this amendment, each outstanding share of Class A Common Stock is converted into and shall become one share of Common Stock. All shares of Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               1. Dividends. Holders of Common Stock will be entitled to receive
                  ---------
     such dividends as may be declared by the Board of Directors

                2. Transfers. The Corporation will not close its books against
                   ---------
      the transfer of any share of Common Stock.

                3. Distribution of Assets. In the event of the voluntary or
                   ----------------------
      involuntary liquidation, dissolution or winding up of the Corporation, holders of Common Stock will be entitled to receive all of the remaining assets of the Corporation available for distribution to its stockholders after all amounts to which the holders of any Preferred Stock are entitled have been paid or set aside in cash for payment.

                4. Voting Rights. The holders of Common Stock shall have the
                   -------------
      general right to vote for all purposes, including the election of directors, as provided by law. Each holder of Common Stock shall be entitled to one vote for each share thereof held. Notwithstanding the foregoing, and effective only when the Corporation becomes a listed corporation within the meaning of Section 301.5 of the Corporations Code, no holder of Common Stock shall have the right to cumulate such shareholder's votes in the election of directors as provided under
      Section 708 of the Corporations Code.

      3. The Certificate of Determination for Series A 12 1/2% Cumulative Compounding Preferred Stock and Series B 13 1/2% Cumulative Compounding Preferred Stock is amended as follows:

         Paragraph 1 of Section A shall read in its entirety as follows:

                1. Designation of Series. The first series of Class A Preferred
                   ---------------------
      Stock shall be designated as Series A 12 1/2% Cumulative Compounding Preferred Stock ("Series A Preferred Stock"), and the number of shares which shall constitute such series shall be 10,151,775. The par value of Series A Preferred Stock shall be $.01 per share.

         Paragraph 1 of Section B shall read in its entirety as follows:

                1. Designation of Series. The second series of Class A Preferred
                   ---------------------
      Stock shall be designated as Series B 13 1/2% Cumulative Compounding Preferred Stock ("Series B Preferred Stock"), and the number of shares which shall constitute such series shall be 10,151,775. The par value of Series B Preferred Stock shall be $.01 per share.

      4. The amendments set forth herein have been duly approved by the Board of Directors of the Corporation.

      5. The amendments set forth herein have been duly approved by the required vote of shareholders in accordance with Sections 902 and 903 of the California Corporations Code.

      6. The Corporation has 21,793,372.36 shares of Class A Common Stock and no shares of Class B Common Stock issued and outstanding. The number of shares of Class A Common Stock voting in favor of the amendment exceeded the majority vote required.

      7. The Corporation has 10,151,669 shares of Series A Preferred Stock issued and outstanding. The number of shares of Series A Preferred Stock voting in favor of the amendment exceeded the majority vote required.

      8. The Corporation has 10,151,669 shares of Series B Preferred Stock issued and outstanding. The number of shares of Series B Preferred Stock voting in favor of the amendment exceeded the majority vote required.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on February 14, 2000.

                                          /s/ Frederick R. Hipp
                                          _____________________________________
                                          Frederick R. Hipp
                                          President and Chief Executive Officer


                                          /s/ H.G. Carrington, Jr.
                                          _____________________________________
                                          H.G. Carrington, Jr.
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

     On the date set forth below, in the City of Los Angeles in the State of California, each of the undersigned does hereby declare under the penalty of perjury under the laws of the State of California that the statements set forth in this certificate are true of his own knowledge.

     Dated: February 14, 2000


                                          /s/ Frederick R. Hipp
                                          _____________________________________
                                          Frederick R. Hipp
                                          President and Chief Executive Officer


                                          /s/ H.G. Carrington, Jr.
                                          -------------------------------------
                                          H.G. Carrington, Jr.
                                          Executive Vice President, Chief
                                          Financial Officer and Secretary

                           CERTIFICATE OF CORRECTION

                                      OF

                           CERTIFICATE OF AMENDMENT

                                      OF

                AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                      AND

                       CERTIFICATE OF DETERMINATION FOR
          SERIES A 12 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK AND
            SERIES B 13 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK

                                      OF

                        CALIFORNIA PIZZA KITCHEN, INC.,
                           a California corporation


     Frederick R. Hipp and H.G. Carrington, Jr. certify that:

     1. They are the President and Chief Executive Officer, and the Executive Vice President, Chief Financial Officer and Secretary, respectively, of California Pizza Kitchen, Inc., a California corporation (the "Corporation").

     2. The name of the corporation is California Pizza Kitchen, Inc., and it is a California corporation.

     3. The instrument being corrected is entitled "CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED ARTICLES OF INCORPORATION AND CERTIFICATE OF DETERMINATION FOR SERIES A 12 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK AND SERIES B 13 1/2% CUMULATIVE COMPOUNDING PREFERRED STOCK", and said instrument was filed with the Secretary of State of the State of California on May 5, 200O.

     4. Paragraph "7" of said Certificate of Amendment and Restated Articles, as corrected, should read as follows:

     "The Corporation has 10,151,769 shares of Series A Preferred Stock issued and outstanding. The number of shares of Series A Preferred Stock voting in favor of the amendment exceeded the majority vote required."

     5. Paragraph "8" of said Certificate of Amendment and Restated Articles, as corrected, should read as follows:

     "The Corporation has 10,151,769 shares of Series B Preferred Stock issued and outstanding. The number of shares of Series A Preferred Stock voting in favor of the amendment exceeded the majority vote required."

     6. The said paragraphs "7" and "8", as corrected, conform the wording of the amended article to that adopted by the board of directors and shareholders.

     We further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of our own knowledge.

     IN WITNESS WHEREOF, the undersigned have executed this certificate on June 1, 2000.


                                            /s/ Frederick R. Hipp
                                           ------------------------------------
                                           Frederick R. Hipp
                                           President and Chief Executive Officer


                                            /s/ H.G.Carrington, Jr.
                                           ------------------------------------
                                           H.G. Carrington, Jr.
                                           Executive Vice President, Chief
                                           Financial Officer and Secretary